VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

RE: SUMMIT PROPERTIES INC. 1996 NON-QUALIFIED EMPLOYEE STOCK PURCHASE PLAN CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Summit Properties Inc., the Administrator of the Summit Properties Inc. 1996 Non-Qualified Employee Stock Purchase Plan (the "Plan"), hereby certifies to his knowledge that the Plan's annual report on Form 11-K for the year ended December 31, 2002 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the net assets available for benefits and changes in net assets available for benefits of the Plan. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be a part of the Report or "filed" for any purpose whatsoever.



Date:  March 25, 2003               /S/ Steven R. LeBlanc
                                    --------------------------------------------
                                    Steven R. LeBlanc
                                    President and
                                    Chief Executive Officer

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

RE: SUMMIT PROPERTIES INC. 1996 NON-QUALIFIED EMPLOYEE STOCK PURCHASE PLAN CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Summit Properties Inc., the Administrator of the Summit Properties Inc. 1996 Non-Qualified Employee Stock Purchase Plan (the "Plan"), hereby certifies to his knowledge that the Plan's annual report on Form 11-K for the year ended December 31, 2002 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the net assets available for benefits and changes in net assets available for benefits of the Plan. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be a part of the Report or "filed" for any purpose whatsoever.


Date:  March 25, 2003                     /S/ Gregg D. Adzema
                                          -------------------------------------
                                          Gregg D. Adzema
                                          Executive Vice President and
                                          Chief Financial Officer